                                                                 EXHIBIT 24


                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William M. Crozier, Jr., Henrique de Campos Meirelles, William J. Shea, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued pursuant to the Corporation's Director Retirement Benefits Exchange Program and the Corporation's Director Stock Option Plan, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.


SIGNATURE                               TITLE                    DATE
---------                               -----                    ----

                                     CHIEF EXECUTIVE
                                     OFFICER AND AND
/s/ CHARLES K. GIFFORD               DIRECTOR (CHIEF        MARCH 28, 1997
---------------------------------    EXECUTIVE OFFICER)
   (CHARLES K. GIFFORD)

/s/ WILLIAM M. CROZIER, JR.          CHAIRMAN OF THE
---------------------------------    BOARD OF DIRECTORS
  (WILLIAM M. CROZIER, JR.)          AND DIRECTORS          MARCH 28 , 1997

                                     PRESIDENT AND CHIEF
/s/ HENRIQUE DE CAMPOS MEIRELLES     OPERATING OFFICER      MARCH 28, 1997
---------------------------------    AND DIRECTOR
  (HENRIQUE DE CAMPOS MEIRELLES)

                                     VICE CHAIRMAN,
/s/ WILLIAM J. SHEA                  CHIEF FINANCIAL        MARCH 28, 1997
---------------------------------    OFFICER AND
   (WILLIAM J. SHEA)                 TREASURER (CHIEF
                                     FINANCIAL OFFICER)

/s/ ROBERT T. JEFFERSON              COMPTROLLER (CHIEF      MARCH 28, 1997
---------------------------------    ACCOUNTING OFFICER)
   (ROBERT T. JEFFERSON)



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SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

 /s/ WAYNE A. BUDD
---------------------------------    DIRECTOR               MARCH 28, 1997
  (WAYNE A. BUDD)

/s/ JOHN A. CERVIERI JR.
---------------------------------    DIRECTOR               MARCH 28, 1997
  (JOHN A. CERVIERI JR.)

/s/ WILLIAM F. CONNELL
---------------------------------    DIRECTOR               MARCH 28, 1997
   (WILLIAM F. CONNELL)

/s/ GARY L. COUNTRYMAN
---------------------------------    DIRECTOR               MARCH 28, 1997
   (GARY L. COUNTRYMAN)

/s/ ALICE F. EMERSON
---------------------------------    DIRECTOR               MARCH 28, 1997
   (ALICE F. EMERSON)

/s/ THOMAS J. MAY
---------------------------------    DIRECTOR               MARCH 28, 1997
   (THOMAS J. MAY)

/s/ DONALD F. MCHENRY
---------------------------------    DIRECTOR               MARCH 28, 1997
  (DONALD F. MCHENRY)

/s/ PAUL C. O'BRIEN
---------------------------------    DIRECTOR               MARCH 28, 1997
  (PAUL C. O'BRIEN)

/s/ THOMAS R. PIPER
---------------------------------    DIRECTOR               MARCH 28, 1997
  (THOMAS R. PIPER)

/s/ JOHN W. ROWE
---------------------------------    DIRECTOR               MARCH 28, 1997
   (JOHN W. ROWE)

/s/ RICHARD A. SMITH
---------------------------------    DIRECTOR               MARCH 28, 1997
  (RICHARD A. SMITH)

/s/ GLENN P. STREHLE
---------------------------------    DIRECTOR               MARCH 28, 1997
  (GLEN P. STREHLE)

/s/ WILLIAM C. VAN FAASEN
---------------------------------    DIRECTOR               MARCH 28, 1997
  (WILLIAM C. VAN FAASEN)


---------------------------------    DIRECTOR               MARCH    , 1997
  (THOMAS B. WHEELER)

/s/ ALFRED M. ZEIEN
---------------------------------    DIRECTOR               MARCH 28, 1997
  (ALFRED M. ZEIEN)